UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 4, 2022

APi Group Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39275	98-1510303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Old Highway 8 NW New Brighton, MN	55112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-4320

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) & (e)

On March 4, 2022, Andy Cebulla resigned from his position as Chief Accounting Officer of APi Group Corporation (the “Company”). Mr. Cebulla will remain with the Company through March 25, 2022, to assist with the transition of his duties. Glenn David Jackola, 42, has been promoted to Vice President, Controller and will also serve as interim Chief Accounting Officer effective March 8, 2022.

Since October 25, 2021, Mr. Jackola has served as the Company’s Vice President, Corporate Planning and Analysis. Prior to joining the Company, Mr. Jackola was the Vice President of Finance of James Hardie Building Products where he served as head of finance and led a cross-functional team for a $2 billion business unit until October 2021. Prior to that, Mr. Jackola was Vice President of Finance – Europe for Ecolab and also held other roles of increasing responsibility within Ecolab since joining in July 2008, including leading regional finance teams in Europe and Latin America, in corporate planning and analysis and in other finance roles. He also previously held analyst roles at the Brattle Group, a consulting firm, from 2001 to 2006 prior to earning his Master of Business Administration in Finance from the University of Chicago.

As an executive officer of the Company, Mr. Jackola is entitled to participate in the annual incentive compensation program and long-term equity incentive compensation program described under the heading “Compensation Discussion and Analysis” in the Company’s Proxy Statement on Schedule 14A filed with the SEC on June 3, 2021.

There are no arrangements or understandings between Mr. Jackola and any other persons pursuant to which Mr. Jackola was selected as an executive officer of the Company. There are no family relationships between Mr. Jackola and any director or executive officer of the Company and Mr. Jackola does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are any such transactions currently proposed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API GROUP CORPORATION

By:	/s/ Andrea M. Fike
Name: Andrea M. Fike
Title: Senior Vice President, General Counsel and Secretary

Date: March 10, 2022